UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2010

NORTHERN STATES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

000-19300
(Commission File Number)

Delaware	36-3449727
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1601 North Lewis Avenue
P.O. Box 39
Waukegan, Illinois  60085
(Address of Principal Executive Offices)

(847) 244-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Northern States Financial Corporation (the “Company”) was held on May 20, 2010. There were 4,072,255 shares of common stock entitled to be voted, and 3,563,275 shares present in person or by proxy, at the Annual Meeting.

Three items of business were acted upon by stockholders at the Annual Meeting. The voting results are as follows:

1.           Election of Directors.

Stockholders elected all of the Company’s nominees for Director for one-year terms expiring on the date of the Annual Meeting in 2011.

	Votes For	Votes Withheld	Broker Non-Votes
Fred Abdula	2,854,698	99,121	609,456
Theodore A. Bertrand	2,887,867	65,952	609,456
Jack H. Blumberg	2,817,936	135,883	609,456
Frank J. Furlan	2,830,656	123,163	609,456
James A. Hollensteiner	2,878,275	75,544	609,456
Allan J. Jacobs	2,921,682	32,137	609,456
Raymond M. Mota	2,835,158	118,661	609,456
Scott Yelvington	2,930,510	23,309	609,456

2.           An advisory (non-binding) vote on executive compensation.

Stockholders approved the advisory (non-binding) vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,449,424	44,004	69,847	0

3.           Ratification of the appointment of Plante & Moran, PLLC as independent auditors of the Company for the year ending December 31, 2010.

Stockholders ratified the appointment of Plante & Moran, PLLC as independent auditors of the Company for the year ending December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,487,347	61,030	14,898	0

Item 8.01                      Other Events.

Retirement of Fred Abdula as Chairman of the Board of Northern States Financial Corporation and NorStates Bank

Appointment of Allan J. Jacobs as Chairman and Frank J. Furlan as Vice Chairman of Northern States Financial Corporation and NorStates Bank

On May 20, 2010, at the Annual Meeting of Stockholders of Northern States Financial Corporation (the “Company”), Fred Abdula announced his retirement as Chairman of the Board of Directors of the Company and the Bank effective immediately.  Also, on May 20, 2010, the Board of Directors appointed Allan J. Jacobs as Chairman and Frank J. Furlan as Vice Chairman of the Company and NorStates Bank (the “Bank”).  Fred Abdula will continue to serve as a director of the Company and the Bank, and in recognition of his distinguished service to the Company, the Board of Directors designated Mr. Abdula Chairman Emeritus.

Attached as Exhibit 99.1 is a copy of the Company’s press release relating to the announcement, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
99.1	Press release dated May 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN STATES FINANCIAL CORPORATION

Date: May 25, 2010	By:	/s/Brett Houston
Brett Houston
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
99.1	Press release dated May 25, 2010.